UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013 (March 27, 2013)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3661 Horseblock Road, Medford, NY 11763
(Address of principal executive offices and zip code)

(631)924-1135
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 8.01 Other Events.

On March 27, 2013, Chembio Diagnostics, Inc. (the “Company”) filed with the Securities Exchange Commission (the “Commission”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to the prospectus (the “Prospectus”) included as part of the Company’s registration statement on Form S-3 which was declared effective by the Commission on January 25, 2013 (File No. 333-185932) (the “Registration Statement”), pursuant to which the Company will issue, in an underwritten offering, shares of the Company’s common stock.

Prospective investors should read the Preliminary Prospectus Supplement, the Prospectus and all documents incorporated by reference herein.

On March 27, 2013, the Company issued a press release announcing  the above offering of the Company’s common stock.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press Release, dated March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

Dated: March 27, 2013

/s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer